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                              DECLARATION OF TRUST

                              SNH CAPITAL TRUST II

                             DATED AS OF MAY 4, 2001

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                              DECLARATION OF TRUST

                                       OF

                              SNH CAPITAL TRUST II

                                   MAY 4, 2001


         DECLARATION OF TRUST ("Declaration") dated and effective as of May 4, 2001 by the Trustees (as defined herein), the Sponsor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

         WHEREAS, the Trustees and the Sponsor desire to establish a trust (the "Trust") pursuant to the Maryland Business Trust Act for the purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debt Securities of the Debt Security Issuer (as defined herein);

         NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the exclusive benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.1       Definitions.

         Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration of Trust as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified; and

                  (e) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act.


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         "Business Day" means any day other than a day on which banking institutions in New York, New York or in Boston, Massachusetts are authorized or required by law to close.

         "Business Trust Act" means Title 12 of the Corporations and Associations Article of the Annotated Code of Maryland, as it may be amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Common Securities" means securities representing undivided beneficial ownership interests in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

         "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates and (b) any holder of Securities.

         "Debt Security Issuer" means the Parent in its capacity as the issuer of the Debt Securities under the Indenture.

         "Debt Securities" means the series of debt securities to be issued by the Debt Security Issuer and acquired by the Trust.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 4.3(b).

         "Indemnified Person" means a Parent Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means an indenture to be entered into between the Parent and the Indenture Trustee and any indenture supplemental thereto pursuant to which the Debt Securities are to be issued.

         "Indenture Trustee" means the trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Parent" means Senior Housing Properties Trust, a Maryland real estate investment trust, the parent of the Sponsor, or any successor thereto.

         "Parent Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any employee or agent of the Trust or its Affiliates.

         "Person" means a legal person, including any individual, corporation, real estate investment trust, business trust, estate, partnership, joint venture, association, joint stock


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company,  limited  liability  company,  trust,  unincorporated  association,  or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities" means securities representing undivided beneficial ownership interests in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

         "Property Trustee" has the meaning set forth in Section 3.3.

         "Regular Trustee" means any Trustee other than the Property Trustee (as hereinafter defined).

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Sponsor" means SNH Capital Holdings, a Maryland business trust.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE II
                                  ORGANIZATION

SECTION 2.1       Name.

         The Trust created by this Declaration is named "SNH Capital Trust II." The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 2.2       Office.

         The address of the principal office of the Trust is c/o Senior Housing Properties Trust, 400 Centre Street, Newton, Massachusetts 02458. At any time, the Regular Trustees may designate another principal office. The address of the Maryland office of the Trust is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202.

SECTION 2.3       Resident Agent.

         The name of the resident agent of the Trust in the State of Maryland is James J. Hanks, Jr., 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland. At any time, the Regular Trustees may designate by written notice to the Sponsor another resident agent who is a citizen of and resides in the State of Maryland or which is a Maryland corporation.



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SECTION 2.4       Purpose.

         It is the intention of the parties hereto that the Trust created hereby constitute a business trust under the Business Trust Act, and that this Declaration constitute the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust in the office of the Maryland State Department of Assessments and Taxation in the form attached hereto. The Trust is hereby established by the Sponsor and the Trustees for the purposes of (i) issuing Preferred Securities and investing the proceeds thereof in Debt Securities, (ii) issuing and selling Common Securities to the Sponsor in exchange for cash and investing the proceeds thereof in additional Debt Securities and (iii) engaging in such other activities as are necessary, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         Concurrent with the first issuance of any Securities by the Trust, the Sponsor and the Trustees intend to enter into an amended and restated Declaration of Trust or Trust Agreement, satisfactory to each such party and substantially in the form included as an exhibit to the Securities Act Registration Statement referred to below at the time such registration statement becomes effective under the Securities Act, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and the Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Declaration of Trust or Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or, in the case of the Regular Trustees, as may be necessary to obtain, prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise.

SECTION 2.5       Authority.

         Subject to the limitations provided in this Declaration, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust. In dealing with the Regular Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Regular Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Regular Trustees as set forth in this Declaration.

SECTION 2.6       Title to Property of the Trust.

         Legal title to all assets of the Trust shall be vested in the Trust.

SECTION 2.7       Powers of the Trustees.

         The Regular Trustees shall have the exclusive power and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more


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         than one series of Preferred  Securities and no more than one series of
         Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities and the issuance of the Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities;

                  (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                           (i)   execute   and  file  with  the   Commission   a
                  registration statement on Form S-3 prepared by the Sponsor (the "Registration Statement"), including any amendments thereto in relation to the registration of the Preferred Securities under the Securities Act;

                           (ii) execute and file any  documents  prepared by the
                  Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                           (iii) execute and file on behalf of the Trust, with the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation upon notice of issuance of any Preferred Securities a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on such exchange or national market, as the case may be;

                           (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, if the Sponsor in its sole discretion determines that such a filing is necessary or appropriate; and

                           (v) negotiate the terms of, and execute and enter into, on behalf of the Trust, an underwriting agreement and pricing agreement providing for the sale of the Preferred Securities substantially in the form included as an exhibit to the Registration Statement at the time it becomes effective under the Securities Act;

                  (c) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and provide for reasonable compensation for such services;

                  (d) to incur expenses that are necessary or incidental to carry out any of the purposes of this Declaration; and

                  (e) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.



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SECTION 2.8       Filing of Certificate of Trust.

         On or after the date of execution of this Declaration, the Trustees shall cause the filing of the Certificate of Trust for the Trust in the form attached hereto as Exhibit A with the State Department of Assessments and Taxation of Maryland.

SECTION 2.9       Duration of Trust.

         The Trust, absent termination pursuant to the provisions of Section 5.2, shall have existence for forty (40) years from the date hereof.

SECTION 2.10      Responsibilities of the Sponsor.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

                  (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing of any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (c) at the sole  discretion  of the  Sponsor,  to prepare  for filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation upon notice of issuance of any Preferred Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the class of Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto, if the Sponsor in its sole discretion determines that such a filing is necessary or appropriate; and

                  (e) to negotiate the terms of an underwriting agreement and pricing agreement providing for the sale of the Preferred Securities.

SECTION 2.11      Declaration Binding on Securities Holders.

         Every Person by virtue of having become a holder of a Security or any interest therein in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.



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                                  ARTICLE III
                                    TRUSTEES

SECTION 3.1       Trustees.

         The number of Trustees initially shall be two (2), and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor. The Sponsor is entitled to appoint or remove without cause any Trustee at any time; provided, however that the number of Trustees shall in no event be less than two (2); provided further that there shall be at least one trustee who is an employee or officer of, or is affiliated with the Parent (a "Regular Trustee").

SECTION 3.2       Regular Trustees.

                  (a) The initial Regular Trustees shall be:

                                Gerard M. Martin
                                Barry M. Portnoy

                  (b) Except as expressly set forth in this Declaration, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.6; and a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents that the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 2.6.

SECTION 3.3       Property Trustee.

         Prior to the issuance of the Securities, the Sponsor shall appoint another trustee (the "Property Trustee") meeting the requirements of an eligible trustee of the Trust Indenture Act of 1939, as amended, by the execution of an amendment to this Declaration executed by the Regular Trustees, the Sponsor and the Property Trustee.

         Notwithstanding any other provision of this Declaration, the Property Trustee shall not be entitled to exercise any of the powers, nor shall the Property Trustee have any of the duties and responsibilities of the Trustees described in this Declaration. Notwithstanding anything herein to the contrary, the Property Trustee shall not be liable for the acts or omissions to act of the Trust or of the Regular Trustees except such acts as the Property Trustee is expressly obligated or authorized to undertake under this Declaration and except for the negligence or willful misconduct of the Property Trustee. The Property Trustee may resign as a Trustee of the Trust by giving not less than 30 days written notice of resignation to any Regular Trustee; provided, however that no such resignation of the Property Trustee shall be effective until a successor Property Trustee has been appointed and has accepted such appointment by instrument executed


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

by such successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee.

SECTION 3.4       Not Responsible for Recitals or Sufficiency of Declaration.

         The recitals contained in this Declaration shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration.

                                   ARTICLE IV
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 4.1       Exculpation.

                  (a) (i) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a business trust, no Regular Trustee or Property Trustee of officer of the Trust shall be liable to the Trust or its beneficial owners for money damages. Neither the amendment nor repeal of this Section 4.1(a), nor the adoption of any other provision of this Declaration inconsistent with this Section 4.1(a), shall apply to or affect in any respect the applicability of the receding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                           (ii) Subject to Section 4.1(a)(i) of this Declaration, no Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions; and

                  (b) an Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Securities might properly be paid.



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SECTION 4.2       Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

                  (b) unless otherwise expressly provided herein:

                           (i) whenever a conflict of interest  exists or arises
                  between Covered Persons; or

                           (ii) whenever this Declaration or any other agreement
                  contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

                  (c) whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its  "discretion"  or under a grant of similar
                  authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its  "good  faith" or under  another  express
                  standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 4.3       Indemnification.

                  (a) (i) The Sponsor shall, to the maximum extent permitted by Maryland law, indemnify, and pay or reimburse reasonable expenses in advance of final


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

                  disposition of a proceeding to, any Parent Indemnified Person from all claims and liabilities to which such person may become subject or which such person may incur by reason of his status of a present or former Parent Indemnified Person.

                           (ii) Expenses (including attorneys' fees) incurred by
                  a Parent Indemnified Person in defending a proceeding referred to in paragraph (i) of this Section 4.3(a) shall be paid by the Sponsor in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such Parent Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 4.3(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the holder(s) of the Common Securities of the Trust, that, based upon the facts known to the Regular Trustees, independent legal counsel or the holder(s) of the Common Securities of the Trust at the time such determination is made, such Parent Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Parent Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the holder(s) of the Common Securities of the Trust reasonably determine that such Person deliberately breached his duty to the Trust or to the holder(s) of its Common Securities or Preferred Securities.

                           (iii) The indemnification and advancement of expenses
                  provided by, or granted pursuant to, the other paragraphs of this Section 4.3(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or of the holder(s) of the Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 4.3(a) shall be deemed to be provided by a contract between the Sponsor and each Parent Indemnified Person who serves in such capacity at any time while this Section 4.3(a) is in effect. Any repeal or modification of this Section 4.3(a) shall not affect any rights or obligations then existing.

                           (iv) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Parent Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 4.3(a).



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

                           (v) For purposes of this Section  4.3(a),  references
                  to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 4.3(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                           (vi) The  indemnification and advancement of expenses
                  provided by, or granted pursuant to, this Section 4.3(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Parent
                  Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                  (b) The Sponsor agrees to indemnify (i) the Property  Trustee,
         (ii) any Affiliate of the Property Trustee, and (iii) any officers, directors, stockholders, members, partners, employees, representatives, nominees, custodians or agents of the Property Trustee (each of the Persons in (i) through (iii) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 4.3(b) shall survive the termination of this Declaration or the resignation or removal of the Property Trustee.

SECTION 4.4       Outside Businesses.

         Any Covered Person, the Sponsor and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary, trustee or agent for, or may act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE V
                     AMENDMENTS, TERMINATION, MISCELLANEOUS

SECTION 5.1       Amendments.

         At any time before the issue of any Securities, this Declaration may be amended by, and only by, a written instrument executed by all of the Regular Trustees and the Sponsor; provided, however, that if the Property Trustee has been appointed and the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the amendment shall also be approved in writing by the Property Trustee.

SECTION 5.2       Termination of Trust.

                  (a) The Trust shall dissolve and be of no further force or effect:

                           (i) upon the bankruptcy of the Sponsor;

                           (ii) upon the filing of a certificate  of dissolution
                  or  its  equivalent   with  respect  to  the  Sponsor  or  the
                  revocation of the Sponsor's charter or of the Trust's certificate of trust;

                           (iii)  upon  the  entry  of  a  decree  of   judicial
                  dissolution of the Sponsor, or the Trust; and

                           (iv) before the issue of any Securities, with the consent of all of the Regular Trustees and the Sponsor; and

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 5.2(a), the Trustees shall file, after satisfaction of all liabilities of the Trust in accordance with applicable law, a certificate of cancellation with the State Department of Assessments and Taxation of Maryland and the Trust shall terminate.

SECTION 5.3       Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Maryland and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 5.4       Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 5.5       Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 5.5       Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 5.6       Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                                           /s/ Gerard M. Martin
                                           -------------------------------------
                                           Gerard M. Martin
                                           Regular Trustee


                                           /s/ Barry M. Portnoy
                                           -------------------------------------
                                           Barry M. Portnoy
                                           Regular Trustee


                                           SNH CAPITAL TRUST HOLDINGS,
                                               as Sponsor


                                           By: /s/ David J. Hegarty
                                               ---------------------------------
                                               David J. Hegarty
                                               President

                                                                       EXHIBIT A
                              SNH CAPITAL TRUST II

                          FORM OF CERTIFICATE OF TRUST


         THIS IS TO CERTIFY THAT:

         FIRST: The undersigned trustees hereby form a business trust pursuant to the laws of the State of Maryland.

         SECOND: The name of the business trust (the "Trust") is:

                              SNH Capital Trust II

         THIRD: The address of the Trust's principal office in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: James J. Hanks, Jr.

         FOURTH: The name and business address of the Trust's resident agent are James J. Hanks, Jr., c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202.

         The undersigned, being all of the trustees of the Trust, acknowledge under the penalties of perjury, that to the best of their knowledge and belief, the facts stated herein are true.

         IN WITNESS WHEREOF, each of the undersigned trustees have signed this Certificate of Trust this ____ day of May, 2001.


                                               _________________________________
                                               Gerard M. Martin


                                               _________________________________
                                               Barry M. Portnoy